Exhibit 99
FOR IMMEDIATE RELEASE

Statement of Hawaiian Electric Industries, Inc. (HEI) on Hawaii Supreme Court Decision Relating to Insurance Subrogation Claims in Maui Wildfire Tort Litigation

On February 10, 2025 the Hawaii Supreme Court issued a decision regarding the Reserved Questions posed to them by the Second Circuit Court on Maui (case no. 2CSP-23-0000057). The Hawaii Supreme Court’s decision provides clarity regarding the rights of insurers filing subrogation claims in the Maui wildfire tort litigation. The decision clarifies that, once the settlement becomes final, insurers seeking to recover amounts paid to settling plaintiffs cannot separately sue defendants, including for amounts beyond the settlement agreed to by the plaintiffs and defendants.

HEI views the Hawaii Supreme Court’s decision as favorable. The Court’s decision aligns with the Company’s and plaintiffs’ positions on key questions that arose from insurers’ challenges to the settlement agreements reached in the Maui wildfire tort litigation.

“We are pleased that today’s decision aligns with our arguments and was issued on an accelerated timeline. The decision helps move the settlement forward, bringing increased certainty to those who suffered loss in the Maui wildfires, while providing more clarity for our company’s path toward reestablishing our financial stability,” said Scott Seu, HEI president and CEO. “The resolution of the reserved questions reinforces the durability of the global settlement, and will help us fulfill our commitment to thousands of individuals and our community as the collaborative work to rebuild continues,” said Seu.

The Hawaii Supreme Court’s decision on the reserved questions was a key step in finalizing the settlement agreements reached in the Maui wildfire tort litigation, and the Second Circuit Court on Maui can now consider the settlement agreements for final judicial approval. The Hawaii Supreme Court is expected to issue a written opinion providing further detail on its decision in the coming weeks.
HEI • 1001 Bishop Street, Suite 2900 • Honolulu, HI 96813
Mailing Address: P.O. Box 730 • Honolulu, HI 96808-0730

Cautionary Note Regarding Forward-Looking Statements
This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2023 and HEI’s other SEC periodic reports and filings that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact
Mateo Garcia
Director, Investor Relations
ir@hei.com
(808) 543-7300

Media Contact
Julie Smolinski
VP, Strategy & Corporate Sustainability
media@hei.com
(808) 543-5874
HEI • 1001 Bishop Street, Suite 2900 • Honolulu, HI 96813
Mailing Address: P.O. Box 730 • Honolulu, HI 96808-0730